UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 27, 2015

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including  area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see General Instruction A.2. below):

☐†  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐†  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐†  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐†  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

PepsiCo Senior Notes Offering.

On April 27, 2015, PepsiCo, Inc. (“PepsiCo”) announced an offering of $250,000,000 aggregate principal amount of its Floating Rate Notes due 2018 (the “2018 Floating Rate Notes”), $500,000,000 aggregate principal amount of its 1.250% Senior Notes due 2018 (the “2018 Notes”), $750,000,000 aggregate principal amount of its 1.850% Senior Notes due 2020 (the “2020 Notes”) and $1,000,000,000 aggregate principal amount of its 2.750% Senior Notes due 2025 (the “2025 Notes” and, together with the 2018 Notes and 2020 Notes, the “Fixed Rate Notes”). The 2018 Floating Rate Notes and the Fixed Rate Notes are collectively referred to as the “Notes.”  Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC were joint bookrunners for the offering of the Notes.

The public offering price of the 2018 Floating Rate Notes was 100.000% of the principal amount, the public offering price of the 2018 Notes was 99.988% of the principal amount, the public offering price of the 2020 Notes was 99.943% of the principal amount and the public offering price of the 2025 Notes was 99.584% of the principal amount. PepsiCo received net proceeds of approximately $2,486 million, after deducting underwriting discounts and estimated offering expenses payable by PepsiCo. The net proceeds will be used for general corporate purposes, including the repayment of commercial paper. The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated April 27, 2015 (incorporating the Underwriting Agreement Standard Provisions dated April 27, 2015) among PepsiCo and the representatives of the several underwriters, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-197640), filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2014. PepsiCo has filed with the SEC a prospectus supplement, dated April 27, 2015, together with the accompanying prospectus, dated July 25, 2014, relating to the offer and sale of the Notes.

The Notes were issued on April 30, 2015 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The 2018 Floating Rate Notes will bear interest at the rate of LIBOR plus 17 basis points, with interest payable on April 30, July 30, October 30 and January 30 of each year, beginning on July 30, 2015, and will mature on April 30, 2018. The 2018 Floating Rate Notes are not redeemable. The 2018 Notes will bear interest at the rate of 1.250% per year, with interest payable on April 30 and October 30 of each year, beginning on October 30, 2015, and will mature on April 30, 2018. Prior to April 30, 2018, PepsiCo will be able to redeem some or all of the 2018 Notes at any time and from time to time at the greater of 100% of the principal amount of the 2018 Notes being redeemed and the discounted present value of such Notes, discounted at the corresponding U.S. Treasury rate plus 10 basis points. The 2020 Notes will bear interest at the rate of 1.850% per year, with interest payable on April 30 and October 30 of each year, beginning on October 30, 2015, and will mature on April 30, 2020. Prior to March 30, 2020, PepsiCo will be able to redeem some or all of the 2020 Notes at any time and from time to time at the greater of 100% of the principal amount of the 2020 Notes being redeemed and the discounted present value of such Notes, discounted at the corresponding U.S. Treasury rate plus 10 basis points. On or after March 30, 2020, PepsiCo will be able to redeem some or all of the 2020 Notes at any time and from time to time at a redemption price equal to 100% of the principal amount of the 2020 Notes being redeemed, plus accrued and unpaid interest to the date of redemption. The 2025 Notes will bear interest at the rate of 2.750% per year, with interest payable on April 30 and October 30 of each year, beginning on October 30, 2015, and will mature on April 30, 2025. Prior to January 30, 2025, PepsiCo will be able to redeem some or all of the 2025 Notes at any time and from time to time at the greater of 100% of the principal amount of the 2025 Notes being redeemed and the discounted present value of such Notes, discounted at the corresponding U.S. Treasury rate plus 15 basis points. On or after January 30, 2025, PepsiCo will be able to redeem some or all of the 2025 Notes at any time and from time to time at a redemption price equal to 100% of the principal amount of the 2025 Notes being redeemed, plus accrued and unpaid interest to the date of redemption. The Notes are unsecured obligations of PepsiCo and rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

The above description of the Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture and the forms of Notes. Each of the Terms Agreement and the forms of the 2018 Floating Rate Notes, 2018 Notes, 2020 Notes and 2025 Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively. The Board of Directors resolutions authorizing PepsiCo’s officers to establish the terms of the Notes are incorporated by reference to Exhibit 4.5 hereto. The Indenture has been incorporated by reference as Exhibit 4.3 to the Registration Statement. Opinions regarding the legality of the Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2; and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 23.1 and 23.2 by reference to their inclusion within Exhibits 5.1 and 5.2, respectively.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

1.1                               Terms Agreement dated April 27, 2015 (incorporating the Underwriting Agreement Standard Provisions dated April 27, 2015) among PepsiCo and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC as representatives of the several underwriters named therein.

4.1                               Form of Floating Rate Notes due 2018

4.2                               Form of 1.250% Senior Notes due 2018

4.3                               Form of 1.850% Senior Notes due 2020

4.4                               Form of 2.750% Senior Notes due 2025

4.5                               Board of Directors Resolutions Authorizing PepsiCo’s Officers to Establish the Terms of the Notes (incorporated by reference to Exhibit 4.4 to PepsiCo’s Current Report on Form 8-K filed February 28, 2013).

5.1                               Opinion of Davis Polk & Wardwell LLP.

5.2                               Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1                        Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2                        Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2015	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
1.1

Terms Agreement dated April 27, 2015 (incorporating the Underwriting Agreement Standard Provisions dated April 27, 2015) among PepsiCo and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC as representatives of the several underwriters named therein.

4.1	Form of Floating Rate Notes due 2018

4.2	Form of 1.250% Senior Notes due 2018

4.3	Form of 1.850% Senior Notes due 2020

4.4	Form of 2.750% Senior Notes due 2025

4.5

Board of Directors Resolutions Authorizing PepsiCo’s Officers to Establish the Terms of the Notes (incorporated by reference to Exhibit 4.4 to PepsiCo’s Current Report on Form 8-K filed February 28, 2013).

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).